UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 26, 2005

FIRSTBANK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-14209 (Commission File Number)	38-2633910 (IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan (Address of principal executive office)	48801 (Zip Code)

Registrant’s telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 8.01 Other Events

        On October 26, 2005, Firstbank Corporation issued a press release announcing a $0.22 per share quarterly cash dividend to be paid December 8, 2005, to shareholders of record as of
November 24, 2005.

Section 9.01 Financial Statements and Exhibits

      (c)    Exhibit

               99.1 Press Release Dated October 26, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 27, 2005	FIRSTBANK CORPORATION (Registrant) By: /s/ Samuel G. Stone ——————————————— Samuel G. Stone Executive Vice President and CFO

EXHIBIT INDEX

      99.1 Press Release Dated October 26, 2005.